UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 25, 2014 (July 25, 2014)

Ferrellgas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On July 25, 2014, Ferrellgas, L.P. (the “Company”) and its wholly-owned subsidiary Ferrellgas Finance Corp. (together, the “Issuers”) commenced an offer to exchange $475 million principal amount of the Issuers’ 6.750% Senior Notes due 2022, which have been registered under the Securities Act of 1933, as amended, for a like principal amount of the Issuers’ outstanding and unregistered 6.750% Senior Notes due 2022, the principal amount of $325 million of which were issued on November 4, 2013, and the principal amount of $150 million of which were issued on June 13, 2014, each in a private placement. Ferrellgas, L.P. and Ferrellgas Finance Corp. are acting as co-obligors and co-issuers of the new notes.  The offer is being made pursuant to the terms and conditions included in Ferrellgas, L.P.’s and Ferrellgas Finance Corp.’s prospectus dated July 25, 2014. The terms of the new notes are substantially identical to the terms of the notes for which they are being exchanged, except that transfer restrictions generally do not apply to the new notes. The exchange offer will expire at 5:00 p.m., New York City time, on August 25, 2014, unless extended. A copy of the press release announcing the commencement of the exchange offering is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of the Issuers dated July 25, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P.

July 25, 2014	By:
/s/ J. RYAN VANWINKLE
Name: J. Ryan VanWinkle
Title: Executive Vice President and Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer) of Ferrellgas, Inc., the general partner

Ferrellgas Partners Finance Corp.

July 25, 2014	By:
/s/ J. RYAN VANWINKLE
Name: J. Ryan VanWinkle
Title: Chief Financial Officer and Sole Director

Ferrellgas, L.P.

July 25, 2014	By:
/s/ J. RYAN VANWINKLE
Name: J. Ryan VanWinkle
Title: Executive Vice President and Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer) of Ferrellgas, Inc., the general partner

Ferrellgas Finance Corp.

July 25, 2014	By:
/s/ J. RYAN VANWINKLE
Name: J. Ryan VanWinkle
Title: Chief Financial Officer and Sole Director